                                     SCHEDULE 14A
                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section  240.14a-11(c) or Section
      240.14a-12

                           Image Guided Technologies, Inc.
      ------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


      ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------
      5)    Total fee paid:

            -------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:

            -------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------
      3)    Filing Party:

            -------------------------------------------------------------------
      4)    Date Filed:

            -------------------------------------------------------------------

                           IMAGE GUIDED TECHNOLOGIES, INC.

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               TO BE HELD MAY 19, 1998


     The 1998 Annual Meeting of Shareholders of Image Guided Technologies, Inc. (the "Company") will be held at 5710-B Flatiron Parkway, Boulder, Colorado, on May 19, 1998, at 10:00 a.m. local time for the following purposes:

     1. To elect a board of directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To amend the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock available for grant thereunder to 800,000.

     3.   To approve the Company's Employee Stock Purchase Plan.

     4. To ratify the selection of Price Waterhouse LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 31, 1998, will be entitled to vote at the meeting, and any adjournments thereof. A list of all shareholders entitled to vote at the Annual Meeting will be open to inspection by any shareholder at the Company's offices during the period beginning two business days after notice of the meeting is given and continuing through the meeting.

     Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting.


                              By Order of the Board of Directors,

                              Waldean A. Schulz, Ph.D.,
                              Secretary
April 24, 1998

                           IMAGE GUIDED TECHNOLOGIES, INC.
                               5710-B FLATIRON PARKWAY
                               BOULDER, COLORADO 80301

                                   PROXY STATEMENT

              ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 1998

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Image Guided Technologies, Inc. (the "Company") from holders of the outstanding shares of the Company's Common Stock entitled to vote at the 1998 Annual Meeting of Shareholders (and any adjournment thereof). This proxy statement and enclosed proxy are first being mailed to shareholders on or about April 24, 1998. A copy of the Company's Annual Report for 1997 on Form 10-KSB is being mailed to all shareholders with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The Company's Board has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 3,693,822 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held of record on the record date with respect to matters on which the holder is entitled to vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Company to conduct business at the Annual Meeting.
The majority being present, the election of each nominee for Director requires a plurality of the votes cast and the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.


                              1.  ELECTION OF DIRECTORS

     The Company currently has seven Directors, four of whom are officers and employees of the Company or its subsidiaries. In order to create a smaller and more independent Board, the Board of Directors has decided to reduce the number of Directors to five at the 1998 Annual Meeting of Shareholders. Of the five Directors nominated by the Board, three are independent Directors (i.e., not officers or employees of the Company or its subsidiaries).

     The Directors are to be elected by the holders of the Company's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board. Information regarding nominees for election as directors is set forth below.

                               Principal Occupation During Past
                                          Five Years                 Director
    Name & Age of Nominee           and Other Directorships           Since

--------------------------------------------------------------------------------
 Paul L. Ray, 51             Chief Executive Officer and Chairman      1992
                             of the Company since January 1994;
                             President of the Company from
                             January 1994 through November 1995
                             and from February 1998; Managing
                             Partner and Director of Paradigm
                             Partners, LLC, a venture investment
                             firm, from 1992 to January 1995;
                             Member of the Board of Commissioners
                             of the Colorado Advanced Technology
                             Institute.

 Clifford F. Frith, 52       General Manager and Chief Operating       1994
                             Officer of Osmonics' Laboratory and
                             Specialty Products Group, a fluid
                             separations and control company
                             which is a division of Osmonics,
                             Inc.; Vice President of American
                             Business Advisors, Inc. from
                             November 1993 until January 1996;
                             President and Director of Boulder
                             Intertec, Inc., a business
                             management advising service, from
                             June 1992 through December, 1996.

 William G. Lyons, 42        President of Brimfield Precision,         1997
                             Inc. since 1987; Co-Founder of
                             Mechtech of Western Massachusetts, a
                             non-profit apprenticeship and
                             training organization.

 A. Clinton Allen, 54        Chairman and Chief Executive Officer      1998
                             of A.C. Allen & Company, Inc., an
                             investment banking consulting firm;
                             first outside director of
                             Blockbuster Entertainment and member
                             of the Board and Chairman of the
                             Compensation Committee until
                             Blockbuster was sold in 1994;
                             Director and Vice Chairman of
                             Psychemedics Corporation; Director
                             and Vice Chairman of The DeWolfe
                             Companies, Inc.; Director of Swiss
                             Army Brands, Inc., Response, U.S.A.,
                             Inc. and Diversified Corporation
                             Resources.

 Terry R. Knapp, M.D., 54    Chairman, CEO and Medical Director       Nominee
                             of Conception Technology, Inc., a
                             woman's healthcare company in the
                             field of reproductive medicine; from
                             1995 to 1996 Chief Medical Officer
                             of Collagen Corporation; from 1992
                             to 1995, Chairman, CEO and Medical
                             Director of LipoMatrix, Inc., a
                             breast implant company; from 1975 to
                             1992 Dr. Knapp practiced plastic and
                             reconstructive surgery.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid $1,000 for each Board meeting physically attended plus $500 annually for each Committee on which the director serves. Each outside director at the time was also granted in April 1997 a nonqualified stock option for 3,000 shares of the Company's Common Stock. Directors are also reimbursed for expenses incurred in attending Board or Committee meetings.

DIRECTOR MEETINGS AND ATTENDANCE DURING 1997

     The Board of Directors met seven times during 1997. All incumbent directors attended at least 75% of both the meetings of the Board of Directors and the meetings of the Committees on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

     COMPENSATION COMMITTEE. The Board of Directors has a Compensation Committee which in 1997 consisted of Messrs. O'Connor, Sengpiel and Hamilton. The Compensation Committee recommends to the Board of Directors the compensation to be paid to all officers of the Company and reviews general policy relating to compensation and benefits of employees. The Committee met twice during 1997. The current members of the Compensation Committee are Messrs. O'Connor and Allen.

     AUDIT COMMITTEE. The Board of Directors has an Audit Committee which in 1997 consisted of Dr. Hauser and Messrs. Frith and Sengpiel. Such committee recommends the selection of the Company's independent public accountants to the Board of Directors, evaluates the independent public accountants, and consults with the independent public accountants as to the Company's internal accounting controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendations that the independent accountants or the Audit Committee itself may suggest. The Committee met once in 1997. The current members of the Audit Committee are Dr. Hauser and Mr. Frith.

     NOMINATING COMMITTEE. The Board of Directors established a Nominating Committee for the purpose of recommending to the Board of Directors nominees for the Board for the 1998 Annual Meeting of Shareholders. The committee consisted of Messrs. Ray, Frith and Lyons. The Nominating Committee is not a standing committee.

                                EXECUTIVE COMPENSATION

INFORMATION ABOUT EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:


Paul L. Ray, age 51                     Chief Executive Officer and Chairman of
                                        the Board of the Company since January
                                        1994; President of the Company from
                                        January 1994 through November 1995, and
                                        since March 1998; Director of the
                                        Company since 1992; Managing Partner and
                                        Director of Paradigm Partners, LLC, a
                                        venture investment company, from 1992 to January 1994.

William J. O'Connor, D.B.A., age 55     Vice President of the Company and Chief
                                        Operating Officer of the Boulder,
                                        Colorado operations since March 1998;
                                        Executive Vice President and Chief
                                        Operating Officer of Erbtec Engineering,
                                        Inc., a division of Colorado MEDtech,
                                        Inc., a medical electronics OEM
                                        company, from July 1995 through February
                                        1998; Vice President of Sales and
                                        Marketing, Medgraphics, Inc., from July
                                        1994 through June 1995; Senior Vice
                                        President of Sales and Marketing,
                                        Valleylab, Inc., a division of Pfizer,
                                        Inc., April 1989 through June 1994;
                                        Adjunct Professor of Marketing and
                                        Strategy, University of Phoenix, June
                                        1994 through March 1998; Director of the
                                        Company since November 1996.

Waldean A. Schulz, Ph.D, age 52         Vice President of Technology and
                                        Secretary of the Company since December
                                        1990; founded the Company and served as
                                        its President from inception until
                                        December 1990; Director of the Company
                                        since 1990.

Jeffrey J. Hiller, age 45               Chief Financial Officer and Vice
                                        President of Finance of the Company from January 1994 (CFO) and May 1994 (VP);
                                        Chief Financial Officer and Vice
                                        President of BI Incorporated, an
                                        electronic monitoring equipment company, from 1989 through 1993.

William G. Lyons, age 42                Director of the Company since December
                                        1997; President of Brimfield Precision,
                                        Inc. from 1987 through 1995, and as Vice
                                        President and General Manager from 1981
                                        through 1987.

Daniel T. Hannify, age 55               Vice President of the Company since
                                        April 1998; Vice President, Operations
                                        of BPI since December 1997; prior to
                                        working for BPI served as President and
                                        CEO of G.S. Precision, a manufacturer of precision machine parts for the aerospace industry.

COMPENSATION

     The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to the Company by the Company's Chief Executive Officer and each of the other executive officers whose compensation from the Company exceeded $100,000 for such fiscal year (the "Named Executive Officers").

                              SUMMARY COMPENSATION TABLE



                                                                                                 LONG-TERM
                                                           ANNUAL COMPENSATION                  COMPENSATION
                                                           -------------------                  ------------
                                                                                                 SECURITIES
                                                                                                 UNDERLYING          ALL OTHER
     NAME AND PRINCIPAL                                                                           OPTIONS           COMPENSATION
          POSITION                 YEAR          SALARY ($)      BONUS ($)      OTHER ($)       GRANTED ($)            ($)(1)
------------------------------     ----          ----------      ---------      ---------       -----------         ------------
 Paul L. Ray . . . . . . .         1997              142,657          0            None            70,000               2,260
 Chief Executive Officer           1996              110,521        8,036          None             6,400               1,593
 and Chairman

 Robert E. Silligman . . .         1997              117,847          0            None            20,000               1,879
 President and Chief               1996               97,112        7,395          None             6,400               1,416
 Operating Officer

 Jeffrey J. Hiller . . . .         1997              102,848          0            None            20,000               1,650
 Chief Financial Officer           1996               89,375        6,430          None             6,400               1,231
 and Vice President of
 Finance
----------------------------------------------------------------------------------------------------------------------------------


     (1)  Represents the matching contributions made to 401(k) plan account.

OPTION GRANTS

     The following table contains information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1997.



                                                    OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                          INDIVIDUAL GRANTS
                                ------------------------------------------------------------------------------------------------

                                        NUMBER OF               PERCENT OF TOTAL
                                        SECURITIES             OPTIONS GRANTED TO
                                        UNDERLYING                EMPLOYEES IN            EXERCISE OR BASE          EXPIRATION
                 NAME                OPTIONS GRANTED               FISCAL YEAR               PRICE/SHARE                DATE
                 ----                ---------------               -----------               -----------            ----------
 Paul L. Ray . . . . . . . . .            14,121                       7%                       $6.25                01/29/02
                                          35,879                       18%                      $5.25                04/23/02
                                          20,000                       10%                      $3.75                10/30/02
 Robert E. Silligman . . . . .            20,000                       10%                      $3.75                10/30/02
 Jeffrey J. Hiller . . . . . .            20,000                       10%                      $3.75                10/30/02
--------------------------------------------------------------------------------------------------------------------------------



OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1997, with respect to the Named Executive Officers.



                                             AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                                                      AND FISCAL YEAR END OPTION VALUES

                                 NUMBER OF                           NUMBER OF SHARES
                                   SHARES                     UNDERLYING UNEXERCISED OPTIONS    VALUE OF UNEXERCISED, IN-THE-MONEY
                                  ACQUIRED                    HELD AT DECEMBER 31, 1997 (1)      OPTIONS AT DECEMBER 31, 1997(1)
                                     ON          VALUE       -------------------------------    ----------------------------------
              NAME                EXERCISE      REALIZED     EXERCISABLE        UNEXERCISABLE    EXERCISABLE         UNEXERCISABLE
----------------------------      --------      --------     -----------        -------------    -----------         -------------
 Paul L. Ray   . . . . . . .        None          N/A           143,544            62,856            $266,345           $ 7,916

 Robert E. Silligman . . . .        None          N/A            63,200            43,200            $138,100           $47,500

 Jeffrey J. Hiller . . . . .        None          N/A            81,867            24,533            $183,074           $ 3,166




---------------

(1) Based on the fair market value of the underlying shares of Common Stock of $3.625 per share, the "last" price on December 31, 1997, as reported by Nasdaq SmallCap Market, less the per share exercise price.

COMPENSATION COMMITTEE

     The Board of Directors determines compensation of the executive officers of the Company based upon recommendations made by the Company's compensation committee.

EMPLOYMENT AGREEMENTS

     Paul L. Ray, Chief Executive Officer, Chairman of the Board and President of the Company, has an employment agreement (the "Ray Agreement") with the Company that terminates on December 31, 1998. Mr. Ray's current annual salary is $170,000. Under the Ray Agreement, options granted prior to 1996 to Mr. Ray expire seven years from the date of grant and remain exercisable for a seven-year period regardless of whether Mr. Ray's employment with the Company terminates earlier. In the event of a Change in Control of the

Company (as defined in the Ray Agreement), all options previously granted to Mr. Ray which remain unvested will vest immediately. If Mr. Ray's employment is terminated (i) upon his death, (ii) following a Change in Control, (iii) by the Company due to various described disability circumstances, (iv) by the Company without cause or (v) by Mr. Ray voluntarily upon the Company's default or unremedied Adverse Change in Duties (as defined in the Ray Agreement), then the Company will pay Mr. Ray a lump sum severance payment of one-half of his then current annual salary. Mr. Ray may terminate his employment at any time upon at least thirty days written notice to the Company.

     Jeffrey J. Hiller, Vice President, Finance and Chief Financial Officer of the Company, has an employment agreement with the Company which expires on December 31, 1998 (the "Hiller Agreement"). Mr. Hiller's current annual salary is $120,000. The Hiller Agreement has similar provisions to the Ray Agreement with respect to automatic option vesting on Change in Control and severance.

     William O'Connor, Vice President and Chief Operating Officer of the Boulder Operation, has a one-year employment agreement with the Company which expires on February 28, 1999 (the "O'Connor Agreement"). Mr. O'Connor's current annual salary is $135,000. Under the O'Connor Agreement, which has not yet been consummated, there will be provisions similar to the Hiller Agreement except there will be no severance for the first three months and thereafter the Company will pay O'Connor severance of $11,250 per month for the greater of six months or the number of months employed under the O'Connor Agreement (but not more than twelve months).

     Robert E. Silligman, the former President and Chief Operating Officer of the Company, had an employment agreement similar to the Hiller Agreement which expired on December 31, 1998. In connection with Mr. Silligman's resignation as President and Chief Operating Officer of the Company, Mr. Silligman's employment agreement was cancelled and he entered into a new employment agreement with the Company for the balance of 1998, at his then current salary of $11,250 per month.

     Daniel T. Hannify, Vice President of the Company and Vice President, Operations of Brimfield Precision, Inc., a wholly-owned subsidiary of the Company ("BPI"), has a one-year agreement with BPI which expires on December 1, 1998, but which will be automatically extended for three successive year terms unless terminated on three months advance written notice by either party. His base salary is $175,000 per annum (subject to annual review) and will be raised
to $200,000 per annum upon assuming additional responsibilities.   In the event
of termination without cause by BPI or Mr. Hannify's death or disability, Mr. Hannify is entitled for the first six months of employment to no additional compensation and thereafter BPI shall continue to pay his monthly base salary for a period equal to the number of months employed but not more than one year. Mr. Hannify may terminate his employment without cause at any time upon 90 days written notice.

     In connection with the acquisition of BPI, BPI entered into a one-year employment contract with William G. Lyons which expires on December 11, 1998. Mr. Lyons' annual salary is $150,000.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of March 31, 1998 by (i) each director and director-nominee, (ii) each Named Executive Officer, (iii) each shareholder known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock and (iv) all executive officers and directors of the Company as a group.



               NAME AND ADDRESS OF                 NUMBER OF SHARES          PERCENTAGE OF
               BENEFICIAL OWNER(1)                  OF COMMON STOCK        OUTSTANDING COMMON
               -------------------                   BENEFICIALLY          STOCK BENEFICIALLY
                                                       OWNED(2)                 OWNED
                                                   ----------------        ------------------
 Paul L. Ray(3) . . . . . . . . . . . . . . . . .     149,630                    3.90%



               NAME AND ADDRESS OF                 NUMBER OF SHARES          PERCENTAGE OF
               BENEFICIAL OWNER(1)                  OF COMMON STOCK        OUTSTANDING COMMON
               -------------------                   BENEFICIALLY          STOCK BENEFICIALLY
                                                       OWNED(2)                 OWNED
                                                   ----------------        ------------------

 Ray L. Hauser, Ph.D.(4). . . . . . . . . . . . .     310,693                    8.35%

 Clifford F. Frith(5) . . . . . . . . . . . . . .      24,973                       *

 William O'Connor(6). . . . . . . . . . . . . . .       4,083                       *

 William G. Lyons.. . . . . . . . . . . . . . . .     337,043                    9.12%

 A. Clinton Allen . . . . . . . . . . . . . . . .          0                        *

 Terry R. Knapp, M.D. . . . . . . . . . . . . . .          0                        *

 Robert E. Silligman(7) . . . . . . . . . . . . .      63,200                    1.58%

 Waldean A. Schulz(8) . . . . . . . . . . . . . .     172,229                    4.64%

 Jeffrey J. Hiller(9) . . . . . . . . . . . . . .      89,867                    2.38%

 Edgewater Private Equity Fund, L.P.. . . . . . .     413,845                   11.20%
 667 Grand Avenue, Suite 200
 Des Moines, Iowa 50309

 John Pappajohn . . . . . . . . . . . . . . . . .     232,820                    6.30%
 2116 Financial Center
 Des Moines, Iowa 50309

 Mellon Bank(10). . . . . . . . . . . . . . . . .     430,000                   11.64%
 One Mellon Bank Center
 Pittsburgh, PA  15258

 Farm Bureau Life Insurance(11) . . . . . . . . .     208,685                    5.65%
 5400 University Avenue
 West Des Moines, IA 50266

 Matthew Lyons. . . . . . . . . . . . . . . . . .     242,667                    6.57%
 90 Brookdale Drive
 Springfield, MA 01104

 Imperial Bank(12). . . . . . . . . . . . . . . .     250,000                    6.34%
 225 Franklin Street, 29th Floor
 Boston, MA 02110


 Austin W. Marxe(13). . . . . . . . . . . . . . .     330,800                    8.96%
 153 East 53rd Street
 New York, NY 10022

 All executive officers and directors . . . . . .   1,088,518                   27.26%
 as a group (9 persons)(14)



-------------------

*Less than one percent.

(1) Unless otherwise noted, the address for each beneficial owner is c/o the Company, 5710-B Flatiron Parkway, Boulder, Colorado 80301.

(2) Except as otherwise noted, each individual or entity has sole voting and investment power with respect to the shares listed. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of the Common Stock which may be acquired upon exercise of stock options and warrants which are currently exercisable or which become exercisable within 60 days of March 31, 1998, are deemed beneficially owned by the optionee and each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of March 31, 1998, have been exercised. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 143,544 shares which Mr. Ray has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998. Does not include (i) 5,318 shares of Common Stock held by Paradigm Partners ("Paradigm"), a limited liability company of which Mr. Ray is a member, but not a manager, (ii) 10,000 shares Paradigm has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998, and (iii) 14,070 shares of Common Stock held by Paradigm Capital Network, Ltd., a Colorado limited partnership of which Paradigm is the general partner.

(4) Includes 24,973 shares of Common Stock Dr. Hauser has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998, and excludes 3,200 shares of Common Stock owned by Dr. Hauser's wife of which Dr. Hauser disclaims beneficial ownership.

(5) Includes 24,973 shares of Common Stock Mr. Frith has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998.

(6) Includes 4,083 shares of Common Stock Mr. O'Connor has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998.

(7) Includes 63,200 shares of Common Stock Mr. Silligman has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998.

(8) Includes 19,680 shares of Common Stock Dr. Schulz has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998.

(9) Includes 81,867 shares of Common Stock Mr. Hiller has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of March 31, 1998.

(10) Includes 430,000 shares of Common Stock of which Dreyfus Corporation has sole voting and dispositive powers as the investment advisor and 280,000 shares of Common Stock of which Premier Aggressive Growth Fund has sole voting and dispositive power as an investment company.

(11) Includes 120,685 shares of Common Stock owned by FBL Ventures of South Dakota, which is a wholly-owned subsidiary of Farm Bureau Life Insurance.

(12) Includes 250,000 shares of Common Stock which Imperial Bank has the right to acquire upon exercise of warrants currently exercisable.

(13) Mr. Marxe has sole voting power over 79,800 shares, shared voting power over 251,000 shares and shared dispositive power over 330,800 shares. Represents shares owned by Special Situations Fund III,

      L.P. and Special Situations Cayman Fund, L.P. The investment advisor of both funds is controlled by Mr. Marxe.

(14) Includes 299,120 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of March 31, 1998.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Ray L. Hauser, a shareholder and member of the Board of Directors of the Company, is an owner of the facility that was leased by the Company until it moved into its current office space in February 1996. Rent expense under such lease was $10,000 during 1996.

      On December 12, 1997, the Company finalized the acquisition of all the outstanding shares of BPI from William G. and Matthew Lyons. For their BPI shares, the Company paid William G. and Matthew Lyons $4,235,465 and $3,049,535 in cash and 337,043 shares and 242,667 shares of the Company's Common Stock, respectively. In connection with the acquisition of BPI, the Company paid off approximately $171,000 in principal due on a note to Pasqualina C. Lyons, William G. and Matthew Lyons' mother.

      The Company subleases 13,821 square feet of a manufacturing facility in Springfield, Massachusetts from Blackstone Medical, Inc., a corporation owned by William G. and Matthew Lyons. The lease agreement requires rental payments of approximately $5,000 per month and expires in December 2001. The Company also leases equipment and computer network and telephone services to Blackstone Medical on a month-to-month basis.


               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to transactions during 1996 by its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: Messrs. O'Connor and Lyons each inadvertently failed to timely file an initial statement of beneficial ownership on Form 3.


                 2.  APPROVAL OF AMENDMENT OF 1997 STOCK OPTION PLAN

      The Company's 1997 Stock Option Plan provides for the grant of incentive stock options to employees of the Company and of nonqualified stock options to employees, consultants and non-employee directors.

PROPOSED AMENDMENT

      At the Annual Meeting, the shareholders are being asked to approve the amendment of the 1997 Stock Option Plan adopted by the Board of Directors increasing the number of shares reserved for issuance thereunder from a total of 300,000 to 800,000.

VOTE REQUIRED

      The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the proposed amendment to the 1997 Stock Option Plan.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE 1997 STOCK OPTION PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT.

DESCRIPTION OF THE 1997 STOCK OPTION PLAN

      The following is a summary of the terms of the 1997 Stock Option Plan and does not contain a description of all of the terms and conditions of the 1997 Stock Option Plan. This summary is qualified in its entirety by reference to the 1997 Stock Option Plan document, copies of which are available upon request from the Company. In addition, a copy of the 1997 Stock Option Plan is on file with the SEC.

      PURPOSE. The 1997 Stock Option Plan was established for the purpose of providing employees, consultants and directors of the Company with the opportunity of participating in the growth of the Company through the purchase of Common Stock by the exercise of options granted under the 1997 Stock Option Plan.

      ADMINISTRATION. The 1997 Stock Option Plan may be administered by the Board of Directors of the Company or by a committee (the "Committee") of two or more members of the Company's Board of Directors, consisting solely of non-employee directors. The Board or the Committee determines the persons who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price. The 1997 Stock Option Plan is currently administered by the Board.

      SHARES SUBJECT TO OPTIONS. The 1997 Stock Option Plan, as proposed to be amended, provides that the total number of shares of Common Stock that may be subject to options granted thereunder shall be 800,000. Shares subject to any option which terminates or expires unexercised are returned to the 1997 Stock Option Plan and become available for subsequent grants.

      ELIGIBILITY. The 1997 Stock Option Plan provides for the grant of incentive stock options to employees of the Company and any "parent" or "subsidiary" of the Company and of nonqualified stock options to employees, consultants and directors of the Company and any "parent" or "subsidiary" of the Company. At December 31, 1997, the Company had 118 employees.

      TERMS OF OPTIONS. The exercise price of incentive stock options granted under the 1997 Stock Option Plan shall be at least 100% of the "fair market value" of the Common Stock on the date of grant and at least 110% of such value for incentive stock options granted to any holder of ten percent or more of the voting power of all classes of stock of the Company. The exercise price of nonqualified stock options shall be at least 85% of the fair market value of the Common Stock on the date of grant. The 1997 Stock Option Plan provides that no options may be granted thereunder after January 29, 2007, ten years after the 1997 Stock Option Plan was adopted by the Board of Directors. Options granted under the 1997 Stock Option Plan shall be exercisable for no more than ten years from the date of grant or, in the case of incentive stock options granted to a 10% shareholder, for no more than five years from the date of grant. Unless otherwise determined by the Board or Committee, options have a vesting schedule pursuant to which shares for 1/6 of the option vest six months from the date of grant and shares for 1/12 of the option vest every three months thereafter; provided that options shall not become exercisable for additional shares (i.e., no future vesting) following the date of termination. Unless otherwise determined by the Board or Committee, vested options must be exercised within three months of any termination of employment. Termination for "cause" immediately terminates any rights to exercise any vested options. Under certain circumstances, including termination of employment upon disability or death, the option may be exercised for a longer period. Vested options granted to non-employee directors may be exercised at any time up to their specified expiration dates, even if the director ceases to be a director of the Company. The optionee shall pay for his/her shares upon exercise of an option in cash; provided, the Company may permit the optionee to transfer to the Company as payment shares of Common Stock held for at least six months prior to the date of exercise. A stock option granted under the 1997 Stock Option Plan is not transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by him or her; provided, however, that if such individual becomes legally disabled (as such term is defined in Section 105(d)(4) of the Code), his or her legal representative may exercise the stock option on his or her behalf; and provided, further, the Board or Committee may permit transferability of nonqualified stock options by so providing in the optionee's Stock Option Agreement. No incentive stock options shall be granted under the 1997 Stock Option Plan to any employee where the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall exceed $100,000. All options shall be exercisable even though there may be outstanding any other option(s) which was or were granted before the granting of such options. The Board or Committee shall have the power at any time to amend or discontinue the 1997 Stock Option Plan, except that any amendment which increases the aggregate number of shares which may be granted under the Plan shall require the approval of the shareholders. The Board or Committee may impose on any option any additional or other terms and conditions which it deems advisable and which are not inconsistent with the 1997 Stock Option Plan.

      Under the 1997 Stock Option Plan as of December 31, 1997, no options to purchase shares of Common Stock had been exercised, options to purchase a total of 142,379 shares at a weighted average price of $4.44 per share were outstanding and 157,621 shares remained available for future grants.

FEDERAL INCOME TAX CONSEQUENCES

      INCENTIVE STOCK OPTIONS. The Company anticipates that all options granted under the 1997 Stock Option Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

      The optionee will recognize no income at the time of grant.

      Upon exercise of the incentive stock option, no income will result to any party.

      If there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between his amount realized and the option price. Any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee.

      In the event of the tax treatment to the employee described above, the Company receives no deduction in connection with the transaction.

      Certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

      NONQUALIFIED STOCK OPTIONS. The Company anticipates that all nonqualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

      The optionee will recognize no income at the time of grant.

      Upon exercise of the nonqualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares. The Company will receive a deduction in connection with the transaction.

      If the shares acquired upon the exercise of a nonqualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to him. The adjusted basis usually (but not always) will include the option price plus any ordinary income described above with respect to such shares.


                     3.  APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

      The Board of Directors of the Company has adopted, and recommended for submission to the Company's shareholders, the Image Guided Technologies, Inc. Employee Stock Purchase Plan (the "Purchase Plan").

VOTE REQUIRED

      The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the Purchase Plan.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PURCHASE PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE IT.

DESCRIPTION OF THE PURCHASE PLAN

      The following is a summary of the terms of the Purchase Plan and does not contain a description of all of the terms and conditions of the Purchase Plan. This summary is qualified in its entirety by reference to the Purchase Plan document, copies of which are available upon request from the Company. In addition, a copy of the Purchase Plan is on file with the SEC.

      PURPOSE. The purpose of the Purchase Plan is to provide eligible employees of the Company and its subsidiaries with convenient opportunities to purchase, through payroll deductions, shares of the Company's Common Stock at a discount. The Purchase Plan enables and, through the discount, encourages these eligible employees to participate in the growth and success of the Company, not only as employees, but also as shareholders.

      ADMINISTRATION. The Purchase Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or the committee administering the Purchase Plan, whose decisions are final, conclusive and binding upon all participants.

      ELIGIBILITY AND PARTICIPATION. Any employee (including an officer) who is, and for the prior six months has been, employed for at least 20 hours per week by the Company is eligible to participate in the Purchase Plan, provided that such employee is so employed on the date his or her participation in the Purchase Plan is effective and subject to limitations imposed by Section 423(b) of the Internal Revenue Code and limitations on stock ownership described in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office, prior to the commencement of the applicable offering period, a subscription agreement authorizing payroll deductions. The discount permits shares to be purchased at 85% of the lower of the fair market value of the Common Stock on the first day of each offering period (or, if not a business day, the nearest prior business day) or on the last business day of each offering period. Subject to shareholder approval at the Annual Meeting, the initial offering period will commence on July 1, 1998 and end on December 31, 1998. Thereafter, there will be two offering periods each calendar year from January 1 to June 30 and from July 1 to December 31.
The last offering period permitted under the Plan will be January 1 to June 30, 2008. At December 31, 1997, the Company had 118 employees.

      Since all eligible employees have the same ability to participate in the Purchase Plan and the decision to take advantage of that ability is dependent upon the individual investment decisions of the eligible employees, it is not possible to determine the benefits that the executive officers of the Company will receive under the Purchase Plan.

      SHARES AVAILABLE FOR ISSUANCE. The aggregate number of shares of Common Stock which may be issued under the Plan is 200,000 shares, subject to adjustment in the case of stock dividends, stock splits and similar events. In addition, an annual increase will be made to the Purchase Plan in an amount equal to the number of shares required to restore the maximum number of shares of Common Stock reserved for issuance to 200,000, or a lesser amount determined by the Board.

FEDERAL INCOME TAX CONSEQUENCES

      The Company anticipates (but cannot guarantee) that the Purchase Plan will be treated as an employee stock purchase plan under Section 423 of the Code, and therefore, will have substantially the same federal income tax consequences as incentive stock options granted under the 1997 Stock Option Plan, except that on sale of the shares at a price higher than that paid (assuming the incentive stock option holding periods are met) the employee will recognize ordinary income in an amount equal to the lesser of (i) the market price of the shares on the date the offering commenced over the price paid, or
(ii) the excess of the sale price over the price paid.

                      4.  RATIFICATION OF SELECTION OF AUDITORS

      The Board has selected Price Waterhouse LLP, independent public accountants, as independent auditors for the Company for 1998. A resolution will be submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Price Waterhouse LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Price Waterhouse LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Price Waterhouse LLP, notwithstanding the failure of the shareholders to ratify its selection.

      The Board expects that representatives of Price Waterhouse LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Price Waterhouse LLP has been the Company's independent public accountants since 1994. During the fiscal year ended December 31, 1997, Price Waterhouse LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission. The appointment of auditors is approved annually by the Board.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                              5.  MISCELLANEOUS MATTERS

      As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

SHAREHOLDER NOMINATIONS AND PROPOSALS

      In accordance with the rules of the SEC, any proposal of a shareholder (including a nomination of a person to stand for election as a director of the Company at the next Annual Meeting of Shareholders) intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company by December 25, 1998, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1999 Annual Meeting.

COST OF PROXY SOLICITATION

      The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation which they may make.


      At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of the Company or by appearance at the meeting to vote in person.

                                   By Order of the Board of Directors.


                                   Waldean A. Schulz, Ph.D.
                                   Secretary

April 24, 1998

                                                                        Appendix

                           IMAGE GUIDED TECHNOLOGIES, INC.
                             EMPLOYEE STOCK PURCHASE PLAN


                                 ARTICLE I - PURPOSE

     The Image Guided Technologies, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of Image Guided Technologies, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of no par value common stock of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements of that section of the Code.


                               ARTICLE II - DEFINITIONS

     2.1. BASE PAY. "Base Pay" shall mean regular straight-time earnings, including shift premiums, but excluding payments for overtime, bonuses and other special payments, commissions and other marketing incentive payments.

     2.2. EMPLOYEE. "Employee" means any person who is, and for the prior six months has been, customarily employed on a regular full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.3. PLAN ADMINISTRATOR. "Plan Administrator" shall mean the individual designated pursuant to Section 11.3.

     2.4. SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of Image Guided Technologies, Inc. as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Board.


                     ARTICLE III - ELIGIBILITY AND PARTICIPATION

     3.1. INITIAL ELIGIBILITY. Any employee who is employed by the Company on the Offering Commencement Date (as defined below) shall be eligible to participate in such Offering.

     3.2. LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated (for purposes of this Plan only) at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

     3.3. RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

          (a) If, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

          (b) Which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.4. COMMENCEMENT OF PARTICIPATION. An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Board, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.


                                ARTICLE IV - OFFERINGS

     4.1. SEMI-ANNUAL OFFERINGS. The Plan will be implemented by semiannual offerings of the Common Stock (the "Offerings") beginning on the 1st day of January and the 1st day of July in each year, and terminating on June 30 and December 31 of the same year, respectively. The first offering shall begin on July 1, 1998.

     As used in the Plan, "Offering Commencement Date" means the January 1 or July 1 date, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 date, as the case may be, on which the particular Offering terminates. If an Offering period begins or terminates on a Saturday, Sunday or legal holiday, then the first or last day of the Offering, as applicable, shall be the first business day after that date (for Offering period commencements) or the last business day prior to that date (for Offering period terminations).


                            ARTICLE V - PAYROLL DEDUCTIONS

     5.1. AMOUNT OF DEDUCTION. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his Base Pay in effect at the Offering Commencement Date of such Offering.

     5.2. PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4, below.

     5.3. CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering, except that a participant may decrease the amount of his payroll deductions for that Offering one (1) time during any Offering.

     5.4. LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his account pursuant to Section 7.2, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence provided the participant undertakes to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company are not sufficient to meet such participant's authorized Plan deductions.

                           ARTICLE VI - GRANTING OF OPTION

     6.1. NUMBER OF OPTION SHARES. On each Offering Commencement Date, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: an amount equal to (i) that percentage of the employee's Base Pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's Base Pay on the Offering Commencement Date divided by (iii) 85% of the fair market value of the Common Stock on the Offering Commencement Date or Offering Termination Date (as determined pursuant to Section 6.2, below). The fair market value of the Common Stock shall be determined as provided in paragraphs (a) and (b) of Section 6.2 below. An employee's Base Pay during the period of an Offering shall be determined by multiplying his normal monthly rate of pay (as in effect on the Offering Commencement Date) by 6, or the hourly rate by 1040, as the case may be, provided that, in the case of a part time hourly employee, the employee's Base Pay during the period of an Offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

     6.2. OPTION PRICE. The option price of Common Stock purchased with payroll deductions made during an Offering for a participant therein shall be the lower of:

          (a) 85% of the "last" price of the Common Stock as reported on the Offering Commencement Date or the nearest prior business day on which trading occurred on the Nasdaq SmallCap Market; or

          (b) 85% of the "last" price of the Common Stock as reported on the Offering Termination Date or the nearest prior business day on which trading occurred on the Nasdaq SmallCap Market.

If the Common Stock is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Board.


                           ARTICLE VII - EXERCISE OF OPTION

     7.1. AUTOMATIC EXERCISE. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 6.1), and any excess in his account at that time will be returned to him.

     7.2. WITHDRAWAL OF ACCOUNT. By written notice to the Plan Administrator, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

     7.3. FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the termination of an Offering, without interest.

     7.4. TRANSFERABILITY OF OPTION. During a participant's lifetime, an option held by such participant shall be exercisable only by that participant.

     7.5. DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, a certificate representing the shares of Common Stock purchased upon exercise of his option.


                              ARTICLE VIII - WITHDRAWAL

     8.1. IN GENERAL. As indicated in Section 7.2, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Plan Administrator. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election, under Section 3.2, to withdraw such deductions.

     8.2. EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     8.3. TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason (but excluding retirement or death while in the employ of the Company or during continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 12.1.

     8.4. TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the participant's employment because of his death, his beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Plan Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

          (a) To withdraw all of the payroll deductions credited to the participant's account under the Plan, or

          (b) To exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.5. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. Upon termination of the participant's employment because of his retirement, the participant shall have the right to elect, by written notice given to the Plan Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the retirement of the participant, either:

          (a) To withdraw all of the payroll deductions credited to the participant's account under the Plan, or

          (b) To exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's retirement for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's retirement will purchase at the applicable option price, and any excess in such account will be returned to the participant, without interest.

In the event that no such written notice of election shall be duly received by the Plan Administrator, the participant shall automatically be deemed to have elected to withdraw all payroll deductions pursuant to paragraph (a), above.

     8.6. LEAVE OF ABSENCE. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.4, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence, or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.


                               ARTICLE IX - NO INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.


                                  ARTICLE X - STOCK

     10.1. MAXIMUM SHARES. Subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) the number of shares needed to restore the maximum aggregate number of shares available for sale under the Plan to 200,000, or (ii) a lesser amount determined by the Board. If the total number of shares for which options are exercised in any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

     10.2. PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in the shares of Common Stock covered by his option until such option has been exercised.

     10.3. REGISTRATION OF STOCK. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

     10.4. RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon the Nasdaq SmallCap Market, and that either:

          (a) A Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b) The participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.


                             ARTICLE XI - ADMINISTRATION

     11.1. AUTHORITY OF BOARD. Subject to the express provisions of the Plan, the Board shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Board's determination on the foregoing matters shall be conclusive and binding upon all participants.

     11.2. APPOINTMENT OF COMMITTEE. The Board of Directors may appoint a committee (the "Committee") consisting of two or more members of the Board to administer the Plan, with all powers granted to the Board under the Plan.

     11.3. ADMINISTRATION OF PLAN. The day to day functions of the Plan shall be administered by a Plan Administrator who shall be appointed by the Board.
All notices and authorizations under the Plan shall be directed to the attention of the Plan Administrator.


                             ARTICLE XII - MISCELLANEOUS

     12.1. DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash distributed under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator.
Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the shares of Common Stock or cash credited to the participant under the Plan.

     12.2. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 7.2.

     12.3. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

          (a) If, while any options are outstanding, the outstanding shares of Common Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Board in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in
Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 10% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 10% of the outstanding shares shall be deemed a stock dividend.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the holders of the Corporation's capital stock prior to such transaction hold less than 50% of the capital stock of the entity surviving such transaction, or upon a sale of all or substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding (and for which payroll deductions have been made) under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.5. AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4) or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option; provided that the Plan may be terminated at any time by the Company's Board of Directors. Upon any termination of the Plan, all payroll deductions not used to purchase shares of Common Stock shall be refunded. Unless the Plan is terminated earlier, the last Offering shall be for the period from January 1, 2008 to June 30, 2008.

     12.6. EFFECTIVE DATE. The Plan was adopted by the Board of Directors in January 1998 and shall become effective on approval by the holders of a majority of the shares of Common Stock (exclusive of broker non-votes) represented at a special or annual meeting of the shareholders held on or before July 31, 1998. If the Plan is not so approved, the Plan shall not become effective.

     12.7. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     12.8. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     12.9. GOVERNING LAW. The law of the State of Colorado will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                      SOLICITED BY THE BOARD OF DIRECTORS
                        IMAGE GUIDED TECHNOLOGIES, INC.

                                     PROXY
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 19, 1998

    The undersigned hereby appoints Paul L. Ray and Jeffrey J. Hiller, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all the shares of stock of Image Guided Technologies, Inc., a Colorado corporation, held of record by the undersigned on March 31, 1998, at the Annual Meeting of the Shareholders to be held at 5710-B Flatiron Parkway, Boulder, Colorado at 10:00 a.m., Boulder Time on May 19, 1998, and at any adjournment or postponement of such meeting, and with discretionary authority as to any other matters that may properly come before the meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

           /X/  PLEASE MARK VOTES AS IN THIS EXAMPLE
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1.         Election of Directors
           NOMINEES: Paul L. Ray, Clifford F. Frith, William G. Lyons, A. Clinton Allen, Terry R. Knapp
           FOR  / /            WITHHELD  / /
           / /  ---------------------------------------------------------------------------------------------------------------
           FOR all nominees except as stated on line above

2.         Approval of Amendment of 1997 Stock Option Plan

           FOR  / /            AGAINST  / /            ABSTAIN  / /

3.         Approval of Employee Stock Purchase Plan

           FOR  / /            AGAINST  / /            ABSTAIN  / /

4.         Ratification of Selection of Price Waterhouse LLP as Auditors

           FOR  / /            AGAINST  / /            ABSTAIN  / /

    The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                                               Please sign exactly as your name
                                               appears. If acting as attorney,
                                               executor, trustee or in other
                                               representative capacity, sign
                                               name and title.
                                               Signature: ______________________
                                               Date: ___________________________
                                               Signature: ______________________
                                               Date: ___________________________

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THIS PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.